BARRETT INTERNATIONAL SHARES

--------------------------------------------------------------------------------

                                Semiannual Report
                                  June 30, 1997

--------------------------------------------------------------------------------

Board of Directors


DAVID S. LEE(1)                   Chairman of the Board; Managing Director,
                                  Scudder, Stevens & Clark, Inc.

EDGAR R. FIEDLER(1) (2) (3)       Senior Fellow and Economic Counsellor, The
                                  Conference Board, Inc.

PETER B. FREEMAN(2) (3)           Corporate Director and Trustee

ROBERT W. LEAR(2) (3)             Executive-in-Residence and Visiting Professor,
                                  Columbia University Graduate School of
                                  Business

DANIEL PIERCE(1)                  President; Chairman of the Board, Scudder,
                                  Stevens & Clark, Inc.

                                  (1) Member of Executive Committee
                                  (2) Member of Nominating Committee
                                  (3) Member of Audit Committee

--------------------------------------------------------------------------------
Officers

DAVID S. LEE                      Chairman of the Board

DANIEL PIERCE                     President

STEPHEN L. AKERS                  Vice President

K. SUE COTE                       Vice President

CAROL L. FRANKLIN                 Vice President

JERARD K. HARTMAN                 Vice President

KATHRYN L. QUIRK                  Vice President

THOMAS W. JOSEPH                  Vice President and Assistant Secretary

THOMAS F. McDONOUGH               Vice President and Secretary

PAMELA A. McGRATH                 Vice President and Treasurer

Dear Shareholder:

     We are pleased to provide you with the June 30, 1997, semiannual report for the Institutional International Equity Portfolio (the "Portfolio"). The Portfolio is currently comprised of a single class of shares ("Barrett International Shares"). The report covers the period from December 31, 1996 through June 30, 1997.

     Since the Portfolio has been in operation, the Portfolio has provided a positive total return of 19.47%, reflecting in part a generally positive market environment for international equities. Going forward, the Portfolio will continue to seek to provide long-term growth of capital by investing principally in the equity securities of companies which do business primarily outside of the United States. The management discussion which follows outlines key elements of the current market environment and Portfolio strategy.

     Thank you for your investment in the Portfolio. If you have any questions about the Portfolio, please call us at (800) 854-8525.

                                                       /s/David S. Lee
                                                       David S. Lee
                                                       Chairman

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PERFORMANCE UPDATE
June 30, 1997

----------------------------------------------------------------
INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
6/30/97         $ 10,000  Cumulative  Annual
--------------------------------------------
1 Year          $ 11,732    17.32%    17.32%
Life of Fund*   $ 11,947    19.47%    15.34%
--------------------------------------------
MSCI EAFE & CANADA INDEX
--------------------------------------------
1 Year          $ 11,351    13.51%    13.51%
Life of Fund*   $ 11,205    12.05%    10.24%
--------------------------------------------
*The Portfolio commenced operations on April 3, 1996.
 Index comparisons begin April 30, 1996.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

INSTITUTIONAL INTERNATIONAL
EQUITY PORTFOLIO
Year            Amount
----------------------
4/96*          $ 10,000
6/96           $ 10,066
9/96           $  9,934
12/96          $ 10,372
3/97           $ 10,538
6/97           $ 11,810

MSCI EAFE & CANADA INDEX
Year            Amount
----------------------
4/96*          $ 10,000
6/96           $  9,871
9/96           $  9,879
12/96          $ 10,075
3/97           $  9,919
6/97           $ 11,205

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           Periods Ended June 30

                               1996      1997
                               ----      ----
NET ASSET VALUE...........   $ 12.22*  $ 14.21
INCOME DIVIDENDS..........   $     -   $     -
FUND TOTAL RETURN (%).....      1.83     17.32
INDEX TOTAL RETURN (%)....      1.63     13.51

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Manager had not maintained the Portfolio's expenses, total return for the one year and life of the Portfolio would have been lower.

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PORTFOLIO SUMMARY
June 30, 1997 (Unaudited)
---------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
COUNTRY/REGION  (Excludes Cash Equivalents of 5%)
---------------------------------------------------------------------------
Emerging Markets                22%
Japan                           17%
Germany                         14%
United Kingdom                  12%
France                           9%
Switzerland                      9%
Sweden                           5%
Netherlands                      4%
Italy                            3%
Other                            5%
------------------------------------
                               100%
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents of 5%)
--------------------------------------------------------------------------
Manufacturing                  19%
Financial                      13%
Durables                       10%
Consumer Discretionary          7%
Communications                  7%
Service Industries              7%
Technology                      6%
Energy                          6%
Utilities                       6%
Other                          19%
------------------------------------
                               100%
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS (16% of Portfolio)

     1. SKANDIA FOERSAEKRINGS AB Financial conglomerate in Sweden
     2.  PETROLEO BRASILEIRO S.A. Petroleum company in
         Brazil
     3.  TELECOMUNICACOES BRASILEIRAS S.A.
         Telecommunication services in Brazil
     4.  COSCO PACIFIC LTD.
         Shipping containers leasing and
         management in Hong Kong
     5.  CENTRAIS ELECTRICAL BRASILEIRAS S.A. Electric utility in
         Brazil
     6.  HSBC HOLDINGS LTD. Bank in Hong Kong
     7. COMPANHIA ENERGETICA DE MINAS GERAIS Electric power utility in Brazil
     8.  NOVARTIS AG Pharmaceutical company in
         Switzerland
     9. TELECOM ITALIA MOBILE SPA Cellular telecommunication services in Italy
    10. L. M. ERICSSON TELEPHONE CO. Leading manufacturer of cellular telephone equipment in Sweden

For more complete details about the Portfolio's investment portfolio, see page 10.

Dear Shareholder:

     The following portfolio management discussion summarizes the performance of the key markets in which portfolio holdings are invested, reviews the economic and investment fundamentals underlying these markets, and summarizes the portfolio's investment strategy with respect to these markets.

Performance Summary

     The Institutional International Equity Portfolio provided a total return of 13.86% for the six months ended June 30, 1997, comparing favorably to the 11.22% return for the unmanaged MSCI EAFE and Canada Index of international stocks for the same time period. Most global markets had positive returns in the first half of 1997 against a backdrop of a strong global economy, a benign inflation environment and optimism that further monetary tightening in the U.S. might be avoided.

     Despite a stronger yen, Japan rallied driven by signs of economic recovery and diminished fears of interest rate hikes, with core blue chip portfolio holdings Canon, Sony and Hitachi turning in excellent performances. In Europe, political uncertainty failed to dampen investor enthusiasm, although a strong U.S. dollar lessened returns for U.S. dollar-based investors. France shrugged off the unexpected victory of the Socialist party concluding that the new government would accept European imperatives on European Monetary Union (EMU) and postpone left-wing reforms discussed during the election period. French growth is picking up after a long period of weakness, and retail holdings Carrefour and Pinault Printemps responded with positive price appreciation over the period. Despite some volatility, the UK market welcomed Mr. Blair's new Labour government. The announcement of an independent Central Bank, takeover rumors in the banking and insurance sectors, and strong performance on Wall Street offset concerns about a rumored cut in the tax credit on dividends, the scope of the windfall profits tax on utilities, and a stronger currency. Germany continued its upward rally underpinned by subdued inflation, a strong dollar, and ongoing corporate restructuring. Spain was driven up by good macroeconomic fundamentals and record inflows of domestic money into equity mutual funds. Hong Kong, the best performing market in the Pacific Rim, rose to record highs, buoyed by a favorable outlook for U.S. interest rates and the expectation that the political transition to China would be smooth. Our largest exposure to emerging markets is Brazil, a market which continued its untrammeled path upward, rising 35%, driven by macroeconomic stability and ongoing privatization and deregulation.

     In the second quarter, Europe was dominated by political events: the election of the Labour Party in the UK after an 18 year absence, the unexpected return to power of the Socialists in France, and a public row between the German government and the Bundesbank over the plan to revalue central bank gold reserves to help the country meet European

Monetary Union criteria. In the U.K., initial policy changes made by the new Labour government have been greeted positively. The granting of independence to the Central Bank lends credibility to the government's anti-inflation stance and a pro-European outlook has engendered a more active dialogue between Labour party leader Mr. Blair and his European counterparts. While we expect ongoing uncertainty regarding the EMU process, France will probably not challenge its commitments to Europe, commitments made when the Socialists were last in power. Fears about a slowdown in the privatization schedule diminished when the partial privatization of France Telecom was scheduled for late 1997. The recent announcement of a complete corporate overhaul by Rhone Poulenc, a holding in the portfolio, is evidence of ongoing restructuring in France.

     In Europe, we are seeing stronger than expected growth, with domestic demand, long dormant, finally showing signs of life. A pick-up in growth should translate into better corporate profitability, with upward earnings revisions underpinning valuations in buoyant equity markets. Unemployment remains stubbornly high and will continue to be a problem until there is more widespread evidence of structural reform in Continental European labor markets. Nonetheless, there has been some movement toward labor market reform, such as the introduction of lower severance pay in Spain. Managements are increasingly emphasizing financial re-engineering and greater corporate focus, and efforts on the part of governments and corporations to downsize and restructure will remain a feature of European markets.

     Japan's economy continues to recover. Although consumption remains weak, there is some evidence of a revival in domestic demand. Deflation has abated and residential land prices are stabilizing. Interest rates should stay low until the recovery broadens and there is further resolution of the problems in the banking sector. Regular announcements of share-buybacks and the introduction of shareholder options reflect improved corporate governance on the part of Japanese managements. Upcoming reform of holding company legislation should provide additional clarity. Although deregulation is proceeding at a slow pace, changes in rules governing pension fund weightings in equities and the deregulation of the investment trust industry in 1998 will be an additional positive for the market.

     Smaller Asian equity markets have suffered over the last couple of years as a conspiracy of cyclical forces combined to slow growth: restrictive Asian central bank policy, economic weakness in major export markets Europe and Japan, and a plunge in electronics and textile sectors. The outlook is mixed looking forward. Thailand and Korea face banking and structural adjustment, while Hong Kong has the special issue of the transition to Chinese sovereignty.

Portfolio Strategy

     The positioning of your portfolio did not undergo much change in the second quarter, reflecting the fact that the fundamental conditions were largely unchanged. The portfolio remains significantly underweight in Japan and overweight in Europe.

     In Europe, we continue to look to companies which are restructuring and focused on building value for shareholders, such as Daimler Benz and Volkswagen
(VW) in Germany. VW, one of the best performing stocks in the German market this year, is an excellent example of the restructuring theme. The company is rapidly turning around from a loss situation, led by new CEO Ferdinand Piech. VW has moved aggressively to slash costs, launching an impressive new model offensive to gain market share. The company is reducing the number of production platforms from sixteen to four across brands and regions, and realizing substantial cost savings in the process. Today, VW ranks among the world's four largest car producers, is the market share leader in Western Europe, and is strongly positioned in emerging markets such as Latin America and elsewhere.

     We are also positioned in companies with effective strategies and products in growth markets, like telecommunication infrastructure provider Nokia in Finland and information technology leader SAP in Germany. A focus on telecommunications stocks in Southern Europe, where restructuring benefits, improved financials, and developing market opportunities have aided the bottom line, has been rewarded by excellent performance from holdings Telefonica de Espana and Telecom Italia Mobile. Industry consolidation in the pharmaceutical sector continued to drive portfolio returns, particularly in the U.K., where Glaxo and Zeneca substantially outperformed the market. Swiss pharmaceutical company Novartis followed its peers upwards with a rise of 29%. Banco Popular in Spain and Astra in Sweden were sold over the quarter.

     In Japan, new positions were taken in Advantest and Shiseido. Advantest is a leading semiconductor testing equipment maker with a strong product cycle. The company is relatively currency insensitive and attractively valued. Shiseido is Japan's largest cosmetic manufacturer and ranks fourth globally. The cosmetic market, which bottomed out in the second quarter, is picking up, and high-priced, high-margin cosmetic sales, Shiseido's product focus, are recovering. Overseas sales and margins are expanding under a new marketing strategy, and management has put in place a new five-year plan to achieve higher profitability. We continue to maintain a portfolio tilt towards high-quality, technology-driven exporters such as Sony, Canon, Hitachi, and Tokyo Electron. Over the period, we sold Bridgestone and Sumitomo Metal Mining, due to valuation concerns.

     In the Pacific Rim, we are guardedly optimistic that improved profitability, combined with attractive stock valuations following several years of market stagnation may lead to a rebound in selected markets. However, we remain generally cautious on the smaller bourses in the Pacific Rim. Brazil remains our favorite emerging market, as lower inflation and ongoing deregulation translates itself into spectacular share price performance. Our focus in Brazil has largely been on a small number of government-controlled companies in the process of being restructured prior to their eventual privatization: telecommunications company Telebras, utility Electrobras and oil company Petrobras.

     Going forward, the Fund will continue to provide broad-based exposure to the many exciting investment opportunities unfolding overseas, including those presented by Europe's ongoing structural change and globally competitive Japanese companies. Thank you for your interest in the Institutional International Equity Portfolio.

/s/Irene T. Cheng                                    /s/J. Gregory Garrett
Irene T. Cheng                                       J. Gregory Garrett
Lead Portfolio Manager                               Portfolio Manager

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio
June 30, 1997 (Unaudited)

                                                                                   Principal            Market
                                                                                  Amount (b)           Value ($)
                                                                                 -----------          -----------
REPURCHASE AGREEMENTS -- 4.7%
   Repurchase Agreement with Donaldson, Lufkin & Jenrette
      dated 6/30/97 at 5.9% to be repurchased at $969,159 on 7/1/97, collateralized by a $962,000 U.S. Treasury Note, 6.25%,
      2/15/03 (Cost $969,000) ..........................................             969,000             969,000
                                                                                                      -----------
CONVERTIBLE BONDS -- 0.2%

Japan 0.2%
   Softbank Corp., 0.5%, 3/29/02 (Cost $63,199) ........................ JPY       5,000,000              45,153
                                                                                                      -----------
                                                                                    Shares
                                                                                 -----------
COMMON STOCKS -- 95.1%

Argentina 1.0%
   YPF S.A. "D" (ADR) (Petroleum company) ..............................               6,500             199,875
Brazil 7.9%
   Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Electric utility) ...             520,000             310,570
   Companhia Energetica de Minas Gerais (pfd.) (Electric power
      utility) .........................................................           6,000,000             309,307
   Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial
      complex) .........................................................               5,900             131,799
   Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .................           1,300,000             361,056
   Telecomunicacoes Brasileiras S.A. (pfd.) (Telecommunication
      services) ........................................................           2,300,000             348,867
   Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel
      manufacturer) ....................................................              15,000             167,054
                                                                                                      -----------
                                                                                                       1,628,653
                                                                                                      -----------
Canada 1.0%
   Canadian Pacific Ltd. (Ord.) (Transportation and natural
      resources) .......................................................               7,523             214,095
                                                                                                      -----------

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 -----------          -----------
Finland 2.1%
   Nokia AB Oy "A" (Leading manufacturer of telecommunications
      equipment and cellular telephones) ...............................               2,950             220,366
   Pohjola Insurance Co., Ltd. "B" (Insurance company) .................               6,800             201,666
                                                                                                      -----------
                                                                                                         422,032
                                                                                                      -----------
France 8.5%
   Alcatel Alsthom (Manufacturer of transportation, telecommunication
      and energy equipment) ............................................               1,672             209,402
   Cap Gemini Sogeti S.A. (Software consultants) .......................               2,545             134,251
   Carrefour (Hypermarket operator and food retailer) ..................                 300             217,877
   Lafarge S.A. (Producer of cement, concrete and aggregates) ..........               1,212              75,380
   Lafarge S.A. (Registered) ...........................................               1,300              80,853
   Pinault-Printemps, S.A. (Distributor of consumer goods) .............                 500             240,271
   Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer
      chemicals) .......................................................               4,695             191,740
   Salomon S.A. (Manufacturer of ski and golf equipment) ...............               2,180             166,226
   Schneider S.A. (Manufacturer of electronic components and
      automated manufacturing systems) .................................               4,164             221,638
   Total S.A. "B" (International oil and gas exploration, development
      and production) ..................................................               2,052             207,410
                                                                                                      -----------
                                                                                                       1,745,048
                                                                                                      -----------
Germany 13.5%
   Adidas AG (Manufacturer of sport shoes, clothing and equipment) .....               1,200             132,791
   BASF AG (Leading international chemical producer) ...................               6,500             240,196
   Bayer AG (Leading chemical producer) ................................               5,700             219,032
   Bayerische Vereinsbank AG (Commercial bank) .........................               4,800             196,227
   Commerzbank AG (Worldwide multi-service bank) .......................               8,100             229,425
   Daimler-Benz AG (Automobile and truck manufacturer) .................               2,500             202,827
   Hoechst AG (Chemical producer) ......................................               6,000             254,504
   Mannesmann AG (Bearer) (Diversified construction and technology
      company) .........................................................                 600             267,301
   RWE AG (pfd.) (Producer and marketer of petroleum and chemical
      products) ........................................................               5,000             174,015
   SAP AG (pfd.) (Computer software manufacturer) ......................               1,100             228,313
   Schering AG (Pharmaceutical and chemical producer) ..................               2,000             213,692

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 -----------          -----------
   VEBA AG (Electric utility, distributor of oil and chemicals) ........               2,800             157,330
   Volkswagen AG (Leading automobile manufacturer) .....................                 336             257,572
                                                                                                      -----------
                                                                                                       2,773,225
                                                                                                      -----------
Hong Kong 6.1%
   Cosco Pacific Ltd. (Shipping containers leasing and management) .....             150,000             347,540
   First Pacific Co., Ltd. (International management and investment
      company) .........................................................              88,000             112,452
   HSBC Holdings Ltd. (Bank) ...........................................              10,308             310,013
   Hutchison Whampoa Ltd. (Container terminal and real estate
      company) .........................................................              22,000       .     190,970
   Kerry Properties, Ltd. (Real estate company) ........................              54,000             131,039
   Television Broadcasts Ltd. (Television broadcasting) ................              38,000             170,692
                                                                                                      -----------
                                                                                                       1,262,706
                                                                                                      -----------
Italy 2.9%
   Ente Nazionale Idrocarburi SPA (Exploration and production of oil,
      natural gas and chemicals) .......................................              32,000             181,187
   Luxottica Group SPA (ADR) (Manufacturer and marketer of
      eyeglasses) ......................................................               2,000             135,625
   Telecom Italia Mobile SPA (Cellular telecommunication services) .....              87,900             284,399
                                                                                                      -----------
                                                                                                         601,211
                                                                                                      -----------
Japan 16.0%
   Advantest Corp. (Producer of measuring instruments and
      semiconductor testing devices) ...................................               2,800             214,990
   Bridgestone Corp. (Leading automobile tire manufacturer) ............              10,000             232,091
   Canon Inc. (Leading producer of visual image and information
      equipment) .......................................................               8,000             217,782
   DDI Corp. (Long distance telephone and cellular operator) ...........                  26             191,920
   Hitachi, Ltd. (General electronics manufacturer) ....................              12,000             134,020
   Honda Motor Co., Ltd. (Leading automobile and motorcycle
      manufacturer) ....................................................               6,000             180,614
   Jusco Co., Ltd. (Major supermarket operator) ........................               5,000             168,833
   Keyence Corp. (Specialized manufacturer of sensors) .................               1,100             163,162
   Kokuyo Corp. (Leading manufacturer of paper stationery) .............               5,000             135,241
   Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of
      consumer electronic products) ....................................               9,000             181,398

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 -----------          -----------
   Matsushita Electric Works, Inc. (Leading maker of building materials
      and lighting equipment) ..........................................               5,000              56,714
   Pioneer Electronics Corp. (Leading manufacturer of audio
      equipment) .......................................................               7,000             169,793
   Ricoh Co., Ltd. (Leading maker of copiers and information
      equipment) .......................................................              13,000             170,142
   Secom Co., Ltd. (Electronic security system operator) ...............               1,000              73,379
   Shiseido Co., Ltd. (Leading cosmetic producer) ......................              14,000             230,870
   Sony Corp. (Consumer electronic products manufacturer) ..............               3,000             261,497
   Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric
      wires and cables) ................................................              11,000             184,277
   Sumitomo Metal Industries, Ltd. (Leading integrated crude steel
      producer) ........................................................              45,000             127,999
   Tokyo Electron Ltd. (Leading semiconductor production equipment
      manufacturer) ....................................................               4,000             191,257
                                                                                                      -----------
                                                                                                       3,285,979
                                                                                                      -----------
Korea 0.9%
   Pohang Iron & Steel Co., Ltd. (ADR) (Leading steel producer) ........               5,800             185,600
                                                                                                      -----------
Malaysia 1.1%
   Malayan Banking Berhad (Leading banking and financial services
      group) ...........................................................              12,000             125,990
   Renong Berhad (Holding company involved in engineering,
      construction, financial services, telecommunication and
      information technology) ..........................................              72,000              94,136
                                                                                                      -----------
                                                                                                         220,126
                                                                                                      -----------
Netherlands 3.8%
   AEGON Insurance Group NV (Insurance company) ........................               3,000             209,384
   Elsevier NV (International publisher of scientific, professional,
      business, and consumer information books) ........................               9,000             150,390
   Getronics NV (Provider of computer installation and maintenance
      services) ........................................................               5,000             161,496
   Heineken Holdings NV "A" (Brewery) ..................................                 700             108,768
   Wolters Kluwer CVA (Publisher) ......................................               1,200             146,110
                                                                                                      -----------
                                                                                                         776,148
                                                                                                      -----------

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 -----------          -----------
Philippines 2.3%
   C & P Homes, Inc. (Home construction company) .......................             247,500              92,897
   Manila Electric Co. "B" (Electric utility) ..........................              25,350             124,943
   Metropolitan Bank and Trust Company (Commercial bank and trust
      company) .........................................................               4,774             101,359
   SM Prime Holdings Corp. (Leader in commercial center
      operations) ......................................................             552,000             163,239
                                                                                                      -----------
                                                                                                         482,438
                                                                                                      -----------
Portugal 1.3%
   Portugal Telecom S.A. (Telecommunication services) ..................               6,500             262,231
                                                                                                      -----------
Spain 2.4%
   Acerinox, S.A. (Stainless steel producer) ...........................               1,200             224,852
   Compania Telefonica Nacional de Espana S.A. (ADR)
      (Telecommunication services) .....................................               3,000             258,750
                                                                                                      -----------
                                                                                                         483,602
                                                                                                      -----------
Sweden 4.4%
   AGA AB "B" (Free) (Producer and distributor of industrial and
      medical gases) ...................................................               8,600             114,511
   Astra AB "A" (Free) (Pharmaceutical company) ........................               4,266              79,414
   L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of
      cellular telephone equipment) ....................................               7,000             275,625
   S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ..............               3,000              77,564
   Skandia Foersaekrings AB (Free) (Financial conglomerate) ............               9,800             361,063
                                                                                                      -----------
                                                                                                         908,177
                                                                                                      -----------
Switzerland 8.3%
   ABB AG (Bearer) (Manufacturer of electrical equipment) ..............                 120             181,582
   Adecco S.A. (Bearer) (Personnel and temporary employment
      company) .........................................................                 600             230,058
   Ciba Specialty Chemical (Registered) (Manufacturer of chemical
      products for plastics, coatings, fibers and fabrics) .............               1,083             100,106
   Clariant AG (Registered) (Manufacturer of color chemicals) ..........                 328             212,229
   Credit Suisse Group (Registered) (Provider of bank services,
      management services and life insurance) ..........................               1,500             192,571
   Holderbank Financiere Glaris AG (Bearer) (Cement producer) ..........                 266             251,156

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 -----------          -----------
   Novartis AG (Registered) (Pharmaceutical company) ...................                 190             303,636
   Roche Holdings AG (PC) (Producer of drugs and medicines) ............                  25             226,036
                                                                                                     ------------
                                                                                                       1,697,374
                                                                                                     ------------
United Kingdom 11.6%
   Avis Europe PLC (Car rental services) ...............................              83,800             189,791
   BOC Group PLC (Producer of industrial gases) ........................              11,177             194,227
   Barclays PLC (Commercial and investment banking, insurance and
      other financial services) ........................................               8,750             173,691
   British Petroleum PLC (Major integrated world oil company) ..........              16,590             206,376
   Carlton Communications PLC (Television post production products
      and services) ....................................................              25,500             215,935
   General Electric Co., PLC (Manufacturer of power, communications and defense equipment and other various electrical
      components) ......................................................              25,000             149,461
   Glaxo Wellcome PLC (Pharmaceutical company) .........................               8,934             184,857
   Pearson PLC (Diversified media and entertainment holding
      company) .........................................................              14,000             162,267
   PowerGen PLC (Electric utility) .....................................              16,478             195,928
   RTZ Corp., PLC (Mining and finance company) .........................              10,000             174,274
   Reuters Holdings PLC (International news agency) ....................              12,000             126,496
   WPP Group PLC (Advertising agency) ..................................              46,000             188,062
   Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical and agrochemical products and specialty
      chemicals) .......................................................               7,000             231,510
                                                                                                     ------------
                                                                                                       2,392,875
                                                                                                     ------------
Total Common Stocks (Cost $15,594,787) .................................                              19,541,395
                                                                                                     ------------
===================================================================================================================

Total Investments -- 100.0% (cost $16,626,986) (a) .....................                             $ 20,555,548
                                                                                                     ============

(a) Cost for federal income tax purposes was $16,629,183. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,926,365. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,220,849 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $294,484.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

    Currency Abbreviations
    ----------------------
    JPY     Japanese Yen

Institutional International Equity Portfolio/Barrett International Shares Statement of Assets and Liabilities (Unaudited)
June 30, 1997


Assets
Investments, at market (identified cost $16,626,986) ...................                             $20,555,548
Cash ...................................................................                                   1,109
Dividend and interest receivable .......................................                                  56,291
Foreign tax recoverable ................................................                                  28,377
Due from Manager .......................................................                                  50,338
Deferred organizational expenses .......................................                                  21,738
Other assets ...........................................................                                     346
                                                                                                     ------------
      Total assets .....................................................                              20,713,747

Liabilities
Payable for investments purchased ......................................         $    2,784
Other payables and accrued expenses ....................................             64,460
                                                                                ------------
      Total liabilities ................................................                                  67,244
                                                                                                     ------------
Net assets, at market value ............................................                             $20,646,503
                                                                                                     ============
Net Assets Net assets consist of:
   Undistributed net investment income                                                                   157,402
Net unrealized appreciation(depreciation) on:
      Investments ......................................................                               3,928,562
      Foreign currency related transactions ............................                                  (1,017)
   Accumulated net realized loss .......................................                                (873,968)
   Paid-in capital .....................................................                              17,435,524
                                                                                                     ------------
Net assets, at market value ............................................                             $20,646,503
                                                                                                     ============
Net asset value, offering and redemption price per share
   ($20,646,503 B 1,452,762 outstanding shares of
   Capital Stock, $.001 par value, 100,000,000
   shares authorized) ..................................................                                  $14.21
                                                                                                          =======

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statement of Operations (Unaudited)
For the six months ended June 30, 1997


Investment Income
Dividend (net of foreign taxes withheld of $17,824) ....................                             $   216,548
Interest ...............................................................                                  29,366
                                                                                                     ------------
                                                                                                         245,914

Expenses:
Management fee .........................................................         $   83,045
Custodian and accounting fees ..........................................             59,368
Shareholder services ...................................................             16,290
Directors' fees and expenses ...........................................              3,620
Auditing ...............................................................             28,960
Reports to shareholders ................................................             10,317
Amortization of organization expenses ..................................              2,849
Registration fees ......................................................              9,500
Legal ..................................................................              5,068
Miscellaneous fees .....................................................              2,025
                                                                                ------------
Total expenses before reductions .......................................            221,042
Expense reductions .....................................................           (133,383)
                                                                                ------------
   Expenses, net .......................................................                                  87,659
                                                                                                     ------------
Net investment income ..................................................                                 158,255
                                                                                                     ------------

Net realized and unrealized gain (loss) on investments
Net realized loss from:
   Investments .........................................................           (707,584)
   Foreign currency related transactions ...............................             (3,579)            (711,163)
                                                                                ------------         ------------
Net unrealized appreciation (depreciation) from:
   Investments .........................................................          3,057,092
   Foreign currency related transactions ...............................             (1,017)           3,056,075
                                                                                ------------         ------------
Net gain on investments ................................................                               2,344,912
                                                                                                     ------------
Net increase in net assets resulting from operations ...................                             $ 2,503,167
                                                                                                     ============

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statements of Changes in Net Assets

                                                                                Six Months      For the period
                                                                                   Ended         April 3, 1996
                                                                                 June 30,      (commencement of
                                                                                   1997         operations) to
                                                                                (Unaudited)    December 31, 1996
                                                                              -------------    -----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ..................................................      $     158,255     $    143,757
Net realized loss on investments .......................................           (711,163)        (174,257)
Net unrealized appreciation on investments during the period ...........          3,056,075          871,470
 .......................................................................      -------------     -------------
Net increase in net assets resulting from operations ...................          2,503,167          840,970
                                                                              -------------     -------------
Distributions to shareholders from net investment income ...............                 --         (156,525)
                                                                              -------------     -------------
Capital Stock Transactions:
Proceeds from sale of shares ...........................................            367,493       17,436,410
Reinvestment of distributions ..........................................                 --           88,761
Cost of shares redeemed ................................................           (121,665)        (313,308)
                                                                              -------------     -------------
Net increase in assets from Portfolio share transactions ...............            245,828       17,211,863
                                                                              -------------     -------------
Increase in net assets .................................................          2,748,995       17,896,308
                                                                              -------------     -------------
Net Assets:
Beginning of period ....................................................         17,897,508            1,200
                                                                              -------------     -------------
End of period (including undistributed net investment income of
   $157,402 and distributions in excess of net investment income of
   $853) ...............................................................        $20,646,503      $17,897,508
                                                                              -------------     -------------
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ..............................          1,433,768              100
                                                                              -------------     -------------
Shares sold ............................................................             28,615        1,451,638
Shares issued to shareholders in reinvestment of distributions .........                 --            7,199
Shares redeemed ........................................................             (9,621)         (25,169)
                                                                              -------------     -------------
Net increase in Portfolio shares .......................................             18,994        1,433,668
                                                                              -------------     -------------
Shares outstanding at end of period ....................................          1,452,762        1,433,768
                                                                              =============     =============

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                 For the period
                                                                               Six Months        April 3, 1996
                                                                                  Ended        (commencement of
                                                                                June 30,        operations) to
                                                                                  1997            December 31,
                                                                               (Unaudited)           1996
                                                                              -------------    -----------------
Net asset value, beginning of period ...................................      $ 12.48                   12.00
                                                                              -------                 -------
Income from Investment Operations:
Net investment income ..................................................          .11                     .11
Net realized and unrealized gain on investments ........................         1.62                     .48
                                                                              -------                 -------
Total from investment operations .......................................         1.73                     .59
                                                                              -------                 -------
Less distributions from income .........................................           --                   (.11)
                                                                              -------                 -------
Net asset value, end of period .........................................      $ 14.21                 $ 12.48
                                                                              =======                 =======
Total return (%) (b) ...................................................        13.86**                  4.93**
Ratios and Supplementary Data
Net assets, end of period ($ millions) .................................          21                      18
Ratio of operating expenses, to average daily net assets (%) ...........         .95*                    .95*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ......................................        2.40*                   2.55*
Ratio of net investment income, to average daily net assets (%) ........        1.72*                   1.24*
Portfolio turnover rate (%) ............................................        37.9*                   10.1*
Average commission rate paid (c) .......................................      $.0078                  $.0004

(a)  Based on monthly average shares outstanding during the period.
(b)  Total returns would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stock securities.
*    Annualized
**   Not annualized

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements

1. Organization

      Institutional International Equity Portfolio (the "Portfolio") is a portfolio of Scudder Institutional Fund, Inc. (the "Company") which is an open-end, diversified management investment company. Currently the Portfolio is comprised of a single class of shares ("Barrett International Shares").

2. Significant Accounting Policies

      The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Significant accounting policies followed by the Portfolio are:

      (a) Security Valuation--Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Portfolio, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

      (b) Foreign Currency Transactions--The books and records of the Portfolio are maintained in U.S. dollars.

Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

      (c) Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss)
is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

      (d) Federal Income Taxes--The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all taxable income, including any realized net capital gains, to shareholders. Therefore, no Federal income tax provision is required.

As of December 31, 1996, the Portfolio had a net tax basis capital loss carryforward of approximately $147,000, which may be applied against any realized net capital gains of each succeeding year until fully utilized or until December 31, 2004, the expiration date. In addition, from November 1, 1996 through December 31, 1996, the Portfolio incurred approximately $14,000 of net realized capital losses and $1,000 of net realized currency losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

      (e) Distribution of Income and Gains-- Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign currency denominated securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

      (f) Organization Costs--Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

      (g) Other--Investment transactions are recorded on a trade date basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend dates.

3. Repurchase Agreements

      It is the Portfolio's policy to obtain possession, through its custodian, of the securities underlying each repurchase agreement to which it is a party, either through physical delivery or book entry transfer in the Federal Reserve System or Participants Trust Portfolio. Payment by the Portfolio in respect of a repurchase agreement is authorized only when proper delivery of the underlying securities is made to the Portfolio's custodian. The Portfolio's investment manager values such underlying securities each business day using quotations obtained from a reputable, independent source. If the Portfolio's investment manager determines that the value of such underlying securities (including accrued interest thereon) does not at least equal the value of each repurchase agreement (including accrued interest thereon) to which such securities are subject, it will ask for additional securities to be delivered to the Portfolio's custodian. In connection with each repurchase agreement transaction, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements (continued)

4. Purchases and Sales of Securities

      For the six months ended June 30, 1997, purchases and sales of securities (excluding short-term investments) aggregated $4,495,439 and $3,322,650, respectively.

5. Management Fee and Other Transactions with Affiliates

      The Portfolio retains Scudder, Stevens & Clark, Inc. ("Scudder") as investment manager for the Portfolio, pursuant to an investment advisory agreement between Scudder and the Company on behalf of the Portfolio, for a management fee payable each month, based upon the average daily value of the Portfolio's net assets, at an annual rate of 0.90%. Scudder has agreed not to impose all or a portion of its management fee until July 31, 1997, and during such period to maintain the annualized expenses of the Portfolio at not more than 0.95% of average daily net assets. For the six months ended June 30, 1997, Scudder did not impose any of its fee amounting to $83,045. In addition, Scudder reimbursed expenses amounting to $50,338.

      On June 26, 1997, Scudder entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in Scudder, and Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

      Scudder Service Corporation ("SSC"), a subsidiary of Scudder, is the Portfolio's shareholder service, transfer and dividend disbursing agent. For the six months ended June 30, 1997, the amount charged by SSC aggregated $15,358 of which $2,619 is unpaid at June 30, 1997.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Portfolio. For the six months ended June 30, 1997, the amount charged to the Portfolio by SFAC aggregated $25,834, of which $4,167 is unpaid at June 30, 1997.

      The Portfolio has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." For the six months ended June 30, 1997, Directors' fees and expenses amounted to $3,620. The accumulated balance of deferred Directors' fees and interest thereon relating to the Portfolio aggregated $1,315, which is included in accrued expenses of the Portfolio.

6. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                     (This page intentionally left blank.)

                          BARRETT INTERNATIONAL SHARES
                    345 Park Avenue, New York, New York 10154
                                 (800) 854-8525




Investment Manager
Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York 10154

Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Fund Accounting Agent
Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent
Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02205

Legal Counsel
Dechert Price & Rhoads
Boston, Massachusetts 02109

                                -----------------

This report is for the information of the shareholders. Its use in connection with any offering of the Company's shares is authorized only in case of a concurrent or prior delivery of the Company's current prospectus.


                              BARRETT INTERNATIONAL
                                     SHARES
                       -----------------------------------

                                Semiannual Report
                                  June 30, 1997